UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44201 Nobel Drive
Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On August 9, 2021, SYNNEX Corporation (“SYNNEX” or the “Company”) announced that it had completed its previously reported offering and issuance of (i) $700,000,000 aggregate principal amount of 1.250% Senior Notes due 2024 (the “2024 Notes”), (ii) $700,000,000 aggregate principal amount of 1.750% Senior Notes due 2026 (the “2026 Notes”), (iii) $600,000,000 aggregate principal amount of 2.375% Senior Notes due 2028(the “2028 Notes”), and (iv) $500,000,000 aggregate principal amount of 2.650% Senior Notes due 2031 (the “2031 Notes” and, together with the 2024 Notes, 2026 Notes and 2028 Notes, the “Notes,” and such offering, the “Notes Offering”). The Notes were sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain persons outside of the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to, and are governed by, an indenture, dated as of August 9, 2021 (the “Base Indenture”), between SYNNEX and Citibank, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture dated as of August 9, 2021 between SYNNEX and the Trustee relating to the 2024 Notes, a second supplemental indenture dated as of August 9, 2021 between SYNNEX and the Trustee relating to the 2026 Notes, a third supplemental indenture dated as of August 9, 2021 between SYNNEX and the Trustee relating to the 2028 Notes and a fourth supplemental indenture dated as of August 9, 2021 between SYNNEX and the Trustee relating to the 2031 Notes (such supplemental indentures, together with the Base Indenture, the “Indenture”), between SYNNEX and the Trustee. The Indenture contains customary covenants and restrictions, including covenants that limit SYNNEX’ and certain of its subsidiaries’ ability to create or incur liens on shares of stock of certain subsidiaries or on principal properties, engage in sale/leaseback transactions or, with respect to SYNNEX, consolidate or merge with, or sell or lease substantially all its assets to, another person. The Indenture also provides for customary events of default.

The Notes Offering is part of the financing for the previously announced proposed acquisition of Tiger Parent (AP) Corporation, a Delaware corporation (“Tiger Parent”), the indirect parent entity of Tech Data Corporation, a Florida corporation (“Tech Data”), pursuant to that certain Agreement and Plan of Merger dated March 22, 2021 (the “Merger Agreement”), between SYNNEX, Spire Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of SYNNEX, Spire Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of SYNNEX and Tiger Parent (the “Merger”). The Notes Offering replaces $2.5 billion of bridge commitments provided under the previously announced debt commitment letter entered into by SYNNEX in connection with the Merger. SYNNEX intends to utilize its previously announced new $1.5 billion term loan facility, together with the net proceeds from the Notes Offering and cash on hand at SYNNEX and Tech Data, including the $500 million equity contribution to be made prior to the Merger by an affiliate of Apollo Global Management, Inc. that is the sole stockholder of Tiger Parent, to fund the aggregate cash portion of the consideration payable to Tiger Parent in connection with the Merger, refinance certain of SYNNEX’ and Tech Data’s existing indebtedness, and pay related fees and expenses. SYNNEX expects to use any remaining net proceeds from the Notes Offering for general corporate purposes. If (i) the closing of the Merger has not occurred on or prior to December 22, 2021 (provided that, if the termination date of the Merger Agreement is extended, this date will also be extended to the same extended termination date, but in no case will this date be extended beyond June 22, 2022), (ii) SYNNEX notifies the trustee under the indenture governing the Notes in writing that SYNNEX will not pursue the consummation of the Merger or (iii) the Merger Agreement has been terminated without the consummation of the Merger, SYNNEX will be required to redeem all of the outstanding Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest from, and including, the date of initial issuance (or the most recent interest payment date to which interest has been paid, whichever is later) to, but excluding, the special mandatory redemption date.

The Notes will accrue interest payable semi-annually in arrears on February 9 and August 9 of each year, beginning on February 9, 2022. The 2024 Notes will accrue interest at a rate of 1.250% per year, the 2026 Notes will accrue interest at a rate of 1.750% per year, the 2028 Notes will accrue interest at a rate of 2.375% per year and the 2031 Notes will accrue interest at a rate of 2.650% per year. The interest rate payable on each series of the Notes will be subject to adjustment from time to time if the credit rating assigned to such series of Notes is downgraded (or downgraded and subsequently upgraded), as described in the Indenture. The 2024 Notes will mature on August 9, 2024, the 2026 Notes will mature on August 9, 2026, the 2028 Notes will mature on August 9, 2028, and the 2031 Notes will mature on August 9, 2031.

SYNNEX may redeem the 2024 Notes, the 2026 Notes, the 2028 Notes or the 2031 Notes at its option, at any time in whole or from time to time in part, prior to (i) August 9, 2022 (the “2024 Par Call Date”) in the case of the 2024 Notes, (ii) July 9, 2026 (the “2026 Par Call Date”) in the case of the 2026 Notes, (iii) June 9, 2028 (the “2028 Par Call Date”) in the case of the 2028 Notes, and (iv) May 9, 2031 in the case of the 2031 Notes (the “2031 Par Call Date” and, together with the 2024 Par Call Date, the 2026 Par Call Date and the 2028 Par Call Date, each, a “Par Call Date” and together, the “Par Call Dates”), at a redemption price equal to the greater of (x) 100% of the aggregate principal amount of the applicable Notes to be redeemed and (y) the sum of the present values of the remaining scheduled payments of such Notes, plus in each case, accrued and unpaid interest thereon to, but excluding, the redemption date. SYNNEX may also redeem the Notes of any series at its option, at any time in whole or from time to time in part, on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The foregoing description is qualified in its entirety by the full text of the Base Indenture and the related supplemental indentures, including the respective forms of each series of Notes attached as an exhibit to the respective supplemental indenture for such series, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, on August 9, 2021, SYNNEX also entered into a registration rights agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., as representative of the initial purchasers of the Notes. SYNNEX agreed under the Registration Rights Agreement to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) use its commercially reasonable efforts to cause the registration statement to become effective under the Securities Act. SYNNEX shall be obligated to pay additional interest on the Notes in certain circumstances, including if it does not complete the exchange offer on or prior to the 365th day after the closing of the Notes Offering (the “Exchange Effectiveness Deadline”), or, if the shelf registration statement with respect to the Notes (if required to be filed) does not become effective by the later of (i) the Exchange Effectiveness Deadline, or (ii) 150 days after certain conditions have occurred.

The foregoing description is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the issuance of the Notes by SYNNEX is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intended use of net proceeds from the Notes Offering. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including risks the fact that SYNNEX’ management will have broad discretion in the use of the proceeds from any sale of the Notes, risks related to consummation of the Merger, and other risks detailed from time to time in SYNNEX’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2020, its definitive proxy statement relating to the Merger dated June 9, 2021 and its Current Report on Form 8-K filed on July 26, 2021. The forward-looking statements in this Current Report are based on information available to SYNNEX as of the date hereof, and SYNNEX does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from such registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of August 9, 2021, by and between SYNNEX Corporation and Citibank, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of August 9, 2021, between SYNNEX Corporation and Citibank, N.A., as trustee.

4.3	Second Supplemental Indenture, dated as of August 9, 2021, between SYNNEX Corporation and Citibank, N.A., as trustee.

4.4	Third Supplemental Indenture, dated as of August 9, 2021, between SYNNEX Corporation and Citibank, N.A., as trustee.

4.5	Fourth Supplemental Indenture, dated as of August 9, 2021, between SYNNEX Corporation and Citibank, N.A., as trustee.

4.3	Form of $700,000,000 1.250% Senior Notes due 2024 (included as Exhibit A to Exhibit 4.2).

4.4	Form of $700,000,000 1.750% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.3).

4.5	Form of $600,000,000 2.375% Senior Notes due 2028 (included as Exhibit A to Exhibit 4.4).

4.6	Form of $500,000,000 2.650% Senior Notes due 2031 (included as Exhibit A to Exhibit 4.5).

10.1	Registration Rights Agreement, dated as of August 9, 2021, by and between SYNNEX Corporation and Citigroup Global Markets Inc., as representative of the initial purchasers of the Notes.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary

5